HORIZON FUNDS

Horizon Equity Premium Income Fund

Supplement dated July 18, 2024

to the Prospectus

This supplement makes the following amendment to disclosures in the Equity Premium Income Fund’s Prospectus, effective immediately:

The disclosure under the “Long-Term vs. Short Term Capital Gains” heading in the Tax Status, Dividends and Distributions section of the Prospectus is hereby replaced with the following:

Long-Term vs. Short-Term Capital Gains

•	Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.
•	Short-term capital gains are realized on securities held less than one year and are part of your dividends.

The Active Asset Allocation Fund, Active Risk Assist Fund, Defined Risk Fund, Multi-Factor U.S. Equity Fund, Defensive Core Fund, and Multi-Factor Small/Mid Cap Fund each distribute dividends annually. The Active Income Fund, Tactical Income Fund, and Equity Premium Income Fund distribute dividends quarterly. Each Fund distributes capital gains at least annually. A Fund may make additional distributions if necessary to avoid federal income taxes, excise taxes, or as otherwise approved by the Board of Trustees. The Internal Revenue Service (“IRS”) requires you to report these amounts on your income tax return for the year declared.

You will receive distributions from the Funds in additional shares of the Funds unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, please contact your financial representative for instructions.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the amount of the distribution check in the shareholder’s account at the distributing Fund’s then current NAV per share and to reinvest all subsequent distributions. You may change your distribution option in writing or by telephone. Any request for change should be submitted at least 5 days prior to the record date of the next distribution.

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Please retain this supplement for your reference.